SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                  August 17, 2001
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                        (Date of earliest event reported)

                             Lehman ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)

       Delaware                       1-11661                    13-3447441
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(State of Incorporation)             (Commission             (I.R.S. Employer
                                     File Number)            Identification No.)

        3 World Financial Center
           New York, New York                                      10285
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's Telephone Number, including area code (212) 526-7000
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  Other Events
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                  On August 17, 2001, Lehman ABS Corporation ("LABS")
transferred $10,000,000 aggregate principal amount of Southern Company Capital Trust I 8.19% Exchange Capital Securities due February 1, 2037, issued by Southern Company Capital Trust I (the "Underlying Securities") to the Corporate Backed Trust Certificates, Series 2001-18 Trust (the "Trust") established by LABS, which issued Corporate Backed Trust Certificates, Series 2001-18, consisting of Class A-1 Certificates and Class A-2 Certificates (together, the "Certificates"), pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between LABS and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a Series Supplement, dated as of May 8, 2001 (the "Series Supplement"), between LABS and the Trustee, a supplement to the Series Supplement, dated as of July 18, 2001 (the "Supplement to the Series Supplement"), between LABS and the Trustee and a second supplement to the Series Supplement, dated as of August 17, 2001 (the "Second Supplement to the Series Supplement" and, together with the Supplement to the Series Supplement, the Series Supplement and the Standard Terms, the "Trust Agreement"), between LABS and the Trustee. The Class A-1 Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated August 9, 2001 (the "Underwriting Agreement"), between LABS and Lehman, acting for itself and as representative of the underwriters named in Schedule I of the Underwriting Agreement.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

                  (a)      Financial Statements - Not Applicable

                  (b)      Pro Forma Financial Information - Not Applicable

                  (c)      Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.             Description
-----------             -----------

       4.1 Second Supplement to the Series Supplement, dated as of August 17, 2001, between Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.



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

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LEHMAN ABS CORPORATION

                                        /s/ Rene Canezin
                                        -----------------------------
                                        Name:  Rene Canezin
                                        Title: Senior Vice President

August 17, 2001











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

                                INDEX TO EXHIBITS

    Exhibit No.                       Description
    -----------                       -----------

        4.1 Second Supplement to the Series Supplement, dated as of August 17, 2001, between Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.


















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